UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2022

MINIM, INC.

(Exact Name Of Registrant As Specified In Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-37649	04-2621506
(Commission File Number)	(I.R.S. Employer Identification No.)

848 Elm Street, Manchester, NH	03101
(Address of Principal Executive Offices)	(Zip Code)

(833) 966-4646

(Registrant’s Telephone Number, Including Area Code)

MINIM, INC.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	MINM	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 8, 2022, the Company held its Annual Meeting. At the Annual Meeting, the Company’s stockholders voted on the following proposals:

(i)	the election of eight directors to serve for the ensuing year until their successors are duly elected and qualified;

(ii)	the approval of the Omnibus Incentive Compensation Plan;

(iii)	the approval of the Non-Employee Directors Compensation Plan;

(iv)	the ratification of the appointment of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022;

(v)	a non-binding advisory vote on the compensation of the Company’s named executive officers (the “say-on-pay” vote); and

(vi)	the approval on a shareholder proposal regarding the right to call special meetings.

The voting results are reported below:

Proposal 1 - Election of Directors

David Aronoff, Dan Artusi, Graham Chynoweth, Philip Frank, Elizabeth Hitchcock, Jeremy Hitchcock, Joshua Horowitz and Sandra Howe were elected as directors for the ensuing year until their successors are duly elected. Broker non-votes had no effect on the outcome of voting on this proposal. The results of the election were as follows:

Name	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
David Aronoff	28,007,534	1,690,639	7,698	7,683,660
Dan Artusi	27,857,961	1,840,212	7,698	7,683,660
Graham Chynoweth	27,360,854	2,342,926	2,091	7,683,660
Philip Frank	27,581,672	2,122,108	2,091	7,683,660
Elizabeth Hitchcock	27,368,166	2,335,424	2,281	7,683,660
Jeremy Hitchcock	27,370,040	2,333,590	2,241	7,683,660
Joshua Horowitz	27,506,666	2,191,507	7,698	7,683,660
Sandra Howe	27,576,235	2,121,938	7,698	7,683,660

Proposal 2 – Omnibus Incentive Compensation Plan

The approval of the Omnibus Incentive Compensation Plan was ratified. Broker non-votes had no effect on the outcome of voting on this proposal. The results of the vote were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
28,864,315	776,914	64,642	7,683,660

Proposal 3 – Non-Employee Directors Compensation Plan

The approval of the Non-Employee Directors Compensation Plan was ratified. Broker non-votes had no effect on the outcome of voting on this proposal. The results of the vote were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
28,828,781	832,594	44,496	7,683,660

Proposal 4 - Ratification of the Appointment of RSM US LLP

The appointment of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 was ratified. The results of the vote were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
37,362,496	22,611	4,424	—

Proposal 5 – Say on Pay

The non-binding advisory vote the compensation of the Company’s named executive officers was approved. Broker non-votes had no effect on the outcome of voting on this proposal. The results of the vote were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
28,839,494	803,732	62,645	7,683,660

Proposal 6 – Special Shareholder Meetings

The amendment to the Company’s Amended and Restated Bylaws that will provide that one or more Minim stockholders beneficially holding, in the aggregate, ten percent (10%) or more of our outstanding common stock shall have the power to call a special stockholder meeting was rejected by the holders of a majority of the outstanding shares of the Company’s Common Stock. Broker non-votes had no effect on the outcome of voting on this proposal. The results of the vote were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
2,876,146	24,498,619	2,331,106	7,683,660

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 9, 2022	MINIM, INC.

	By:	/s/ Mehul Patel
	Name:	Mehul Patel
	Title:	Chief Financial Officer